SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under §240.14a-12

Quipp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
REPORT OF CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
FEES PAID TO AUDITORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO ELIMINATE CLASSIFICATION OF THE BOARD OF DIRECTORS
INDEPENDENT PUBLIC ACCOUNTANTS
FIVE YEAR PERFORMANCE COMPARISON
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ADVANCE NOTICE PROCEDURES
SHAREHOLDER PROPOSALS
APPENDIX A

QUIPP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Quipp, Inc.:

     The 2004 annual meeting of shareholders of Quipp, Inc. will be held at its corporate offices at 4800 N.W. 157 Street, Miami, Florida on May 25, 2004 at 10:00 a.m. Eastern Daylight Time, for the following purposes:

(1)	To elect two members of the Board of Directors to serve until the 2007 annual meeting of shareholders (unless the proposal described in paragraph (2) below is adopted, in which case the two members will serve until the 2005 annual meeting);

(2)	To vote upon a proposal to amend Quipp’s Articles of Incorporation to eliminate the classification of the Board of Directors, so that each director will stand for reelection on an annual basis;

(3)	To vote upon a proposal to ratify the appointment of KPMG LLP as independent public accountants to examine Quipp’s consolidated financial statements for 2004; and

(4)	To transact such other business as may properly be presented at the annual meeting or any adjournments thereof.

     Holders of Quipp’s common stock of record at the close of business on April 16, 2004 are entitled to receive this notice and to vote at the annual meeting and any adjournment.

     Your vote is important. Whether you plan to attend the annual meeting or not, we urge you to complete, sign and return your proxy card as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are not able to attend the meeting. You may revoke your proxy and vote in person at the meeting if you so desire.

Miami, Florida	By Order of the Board of Directors
April 27, 2004
Alan Singer,
Secretary

QUIPP, INC.

4800 N.W. 157 STREET
MIAMI, FLORIDA 33014-6434

PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies from the holders of Quipp common stock by the Board of Directors for use at the 2004 annual meeting, to be held on the date, time and place, and for the purposes set forth in the foregoing notice. This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about April 27, 2004.

Voting Rights; Votes Required for Approval

     The Board of Directors has fixed the close of business on April 16, 2004 as the record date for the annual meeting. Only holders of record of shares of Quipp common stock on the record date are entitled to notice of and to vote at the meeting. On the record date, there were 1,423,775 shares of Quipp common stock outstanding and entitled to vote at the meeting.

     Each holder of record of Quipp common stock as of the record date is entitled to cast one vote per share. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Quipp common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Directors are elected by a plurality of votes cast (in other words, the nominees with the highest number of votes are elected). Generally, under Florida law, action on a matter, other than the election of directors, is approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Therefore, a properly executed proxy marked “Abstain,” although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate number of shares represented and entitled to vote at the meeting, will have no effect on the vote. In addition, where brokers are prohibited from exercising discretionary authority in voting shares for beneficial owners who have not provided voting instructions (commonly referred to as “broker non-votes”), those shares will not be included in vote totals, but, if deemed represented for any purpose at the meeting, will be counted for purposes of determining whether there is a quorum at the meeting.

     All shares of Quipp common stock represented by properly executed proxies received prior to or at the annual meeting and not revoked will be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated on a properly executed and timely returned proxy, the persons named in the proxy will vote the shares FOR the election of the two nominees of the Board of Directors, the proposed amendment to Quipp’s Articles of Incorporation, and the ratification of the appointment of KPMG LLP. If you decide to attend the meeting, you can vote your shares in person, even if you have already returned your proxy.

     The Board of Directors is not currently aware of any business to be acted upon at the annual meeting other than as described in this proxy statement. If, however, other matters are properly brought before the meeting, or any adjournments or postponements of the meeting, the persons appointed as proxies will have discretion to vote or act on such matters according to their best judgment.

     You may revoke your proxy at any time prior to its use by delivering or mailing in sufficient time to be received prior to the annual meeting a signed notice of revocation, or a later-dated signed proxy to the Secretary of Quipp at the address listed above, or by attending the meeting and voting in person. Attendance at the meeting will not in itself constitute the revocation of a proxy.

     Quipp will pay the cost of solicitation of proxies. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners, and Quipp will, upon request, reimburse them for their reasonable expenses in so doing. Quipp may request, in person, by telephone or telecopy, the return of proxy cards. Such solicitation may be made by Quipp’s directors, officers or regular employees. Quipp has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies and will pay it a fee not to exceed $5,500 for such services.

Securities Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information concerning ownership of Quipp common stock as of March 31, 2004 (unless otherwise noted) by (a) each shareholder that has indicated in public filings that the shareholder beneficially owns more than five percent of the common stock, (b) each director and each nominee for election as a director of Quipp, (c) each executive officer of Quipp named in the Summary Compensation Table under “Executive Compensation,” and (d) all directors and executive officers of Quipp as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had sole voting and investment power with respect to the shares listed next to such person’s name.

	Number of Shares	Percent of
Name of Beneficial Owner	Beneficially Owned	Outstanding Shares(1)
Ralph M. Branca (2)	25,126	1.8%
Richard H. Campbell (3)	14,911	1.0%
Lawrence J. Gibson (4)	5,000	*
Michael S. Kady (5)	7,000	*
Cristina H. Kepner (6)	26,174	1.8%
Louis D. Kipp (7)	43,435	3.0%
Arthur J. Rawl	100	*
Christer A. Sjogren (8)	18,858	1.3%
David Switalski (9)	7,515	*
Angel Arrabal (10)	5,635	*
Kenneth G. Langone (11)	79,607	5.6%
Pyramid Trading Limited Partnership (12)	162,838	11.4%
FMR Corp. (13)	141,500	9.9%
Berno, Gambal & Barbee, Inc. (14)	133,000	9.3%
Scion Capital, LLC (15)	76,161	5.3%
All directors and executive officers as a group (16)	153,654	10.3%

*Less than 1%

(1)	Applicable percentage of ownership is based on 1,423,775 shares of common stock outstanding on March 31, 2004. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of stock options exercisable currently, or within 60 days of March 31, 2004, are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 5,000 shares underlying options.

(3)	Includes 5,000 shares underlying options.

(4)	Includes 5,000 shares underlying options.

(5)	Includes 4,000 shares underlying options.

(6)	Includes 10,000 shares underlying options.

(7)	Includes 5,000 shares underlying options.

(8)	Includes 18,000 shares underlying options.

(9)	Includes 7,500 shares underlying options.

(10)	Includes 5,625 shares underlying options.

(11)	Includes 33,891 shares held by Invemed Associates LLC. Mr. Langone is the Chairman of the Board and President of Invemed Associates LLC and principal owner of its corporate parent. The address of Mr. Langone is Invemed Associates LLC, 375 Park Avenue, New York, New York 10152. The information in this note is derived from Amendment No. 9 to a Schedule 13D filed with the Securities and Exchange Commission on August 21, 2001 by Mr. Langone.

(12)	Pyramid Trading Limited Partnership has shared beneficial ownership with regard to all 162,838 shares with Oakmont Investments, LLC and Mr. Daniel Asher. Oakmont Investments, LLC is the general partner of Pyramid Trading Limited Partnership, and Mr. Asher is Manager of Oakmont Investments, LLC. The address of Pyramid Trading Limited Partnership, Oakmont Investments, LLC and Mr. Asher is 440 S. LaSalle Street, Suite 700, Chicago, IL 60605. The information in this note is derived from a Schedule 13D filed with the Securities and Exchange Commission on July 3, 2000 and Amendment No. 1 to Schedule 13D filed with the Securities and Exchange Commission on May 8, 2001 by Pyramid Trading Limited Partnership, Oakmont Investments, LLC and Mr. Asher.

(13)	Consists of 141,500 shares owned by Fidelity Low Priced Stock Fund, a registered investment company (the “Fund”). FMR Corp. is a parent holding company of Fidelity Management & Research Company (“Fidelity”), which acts as an investment adviser to the Fund. Through their control of Fidelity, each of Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp. has sole power to dispose of the 141,500 shares owned by the Fund. Neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the 141,500 shares owned by the Fund, which power resides with the Fidelity funds’ boards of trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity funds’ boards of trustees. Members of Mr. Johnson’s family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Ms. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. The address of FMR Corp., Fidelity and the Fund is 82 Devonshire Street, Boston, Massachusetts 02109. The information in this note is derived from the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003 by FMR Corp., Fidelity, the Fund, Mr. Johnson and Ms. Johnson.

(14)	Includes 78,300 shares owned by the Aegis Value Fund, Inc. and 54,800 shares held by private investment advisory clients of Berno, Gambal & Barbee, Inc. (“BGB”) (the “Accounts”), including William S. Berno (800 shares), Paul Gambal (1,350 shares) and Scott L. Barbee (3,000 shares), for which BGB provides investment advisory services. As investment advisor to the Aegis Value Fund and the Accounts, BGB has the sole power to dispose of the 133,100 shares held by the Aegis Value Fund and the Accounts. BGB has sole power to vote or direct the vote of the 54,800 shares held by the Accounts. Messrs. Berno and Barbee, Managing Directors of BGB, also may be deemed to beneficially own the 78,300 shares held by the Aegis Value Fund because they have voting power over those shares as a result of their positions as directors and officers of the Aegis Value Fund. The address of BGB is 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201-4798. The information in this note is derived from Amendment No. 3 to a Schedule 13D filed with the Securities and Exchange Commission on January 4, 2002 by BGB, Form N-CSR filed by the Aegis Value Fund, Inc. with the Securities and Exchange Commission on November 7, 2003 and Form 13F filed by BGB with the Securities and Exchange Commission on February 13, 2004.

(15)	Scion Capital, LLC serves as investment manager to Scion Value Fund, a series of Scion Funds LLC, a private investment company (the “Fund”). In its role as investment manager, Scion Capital, LLC possesses voting and/or investment power over Quipp securities owned by the Fund. All of the shares listed in the table are owned by the Fund, and Scion Capital, LLC disclaims ownership of such shares. The address of Scion Capital, LLC is 2055 Gateway Place, Suite 400, San Jose, California 95110. The information in this note is derived from Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on September 10, 2002 by Scion Capital, LLC.

(16)	Includes 65,125 shares underlying options.

ELECTION OF DIRECTORS

Nominees for Election

     At the annual meeting, two directors are to be elected. The Board of Directors is divided into three classes, whose terms expire at successive annual meetings. The two directors to be elected at the meeting will be elected to serve for a three-year term expiring at Quipp’s 2007 annual meeting. However, if the proposal to amend the Articles of Incorporation is approved by shareholders, the term of all directors, including those elected at the meeting, will end at the 2005 annual meeting.

     The persons named in the enclosed proxy intend to vote the proxy for the election of each of the two nominees named below, unless you indicate that your vote should be withheld from either or both of them. Each nominee elected as a director will continue in office until a successor has been duly elected or qualified, or until the earliest of his or her death, resignation or retirement.

     The Board of Directors believes that the nominees will be able to serve as directors, if elected. If any nominee is unable to serve, proxies will be voted for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

     Louis D. Kipp, whose term was scheduled to expire at the 2006 annual meeting, has advised the Board of Directors that he is resigning from the Board effective at the meeting. Mr. Kipp is one of the founders of Quipp, and has made immeasurable contributions to the growth of Quipp for over 20 years. The Board has accepted his resignation with regret and with sincere appreciation for his service to Quipp over the years.

     Richard H. Campbell has advised the Board of Directors that he does not wish to stand for reelection at the annual meeting. Mr. Campbell has been a director of Quipp since May 1996 and Chairman of the Board from February 2000 until April 2004. The Board is profoundly grateful for the leadership and guidance he has provided during his tenure.

     Following receipt of Mr. Kipp’s resignation, the Board of Directors determined to reduce its size from six to five members, effective upon conclusion of the annual meeting. The Board may consider increasing its size in the future.

     Set forth below is certain information concerning the nominees for election as directors and those directors whose terms will continue following the annual meeting:

Name	Age	Position with the Company
Nominees for Election to Serve Until the 2007 Annual Meeting of Shareholders

Cristina H. Kepner	58	Chairman of the Board
Arthur J. Rawl	61	Nominee for election as Director

Directors Whose Terms Will Expire at the 2005 Annual Meeting of Shareholders

Lawrence J. Gibson	50	Director
Michael S. Kady	54	President, Chief Executive Officer and Director

Name	Age	Position with the Company
Director Whose Term will Expire at the 2006 Annual Meeting of Shareholders

Ralph M. Branca	68	Director

     Ms. Kepner has been a director of Quipp since January 1995 and Chairman of the Board of Directors since April 2004. She was Executive Vice President of Invemed Associates, LLC, an investment banking firm, from February 1978 to February 2001. Since February 2001, Ms. Kepner has served as an advisor to Invemed. Ms. Kepner is also a director of Cepheid, and ViroLogic, Inc.

     Mr. Rawl has been Chairman and Chief Executive Officer of Rawl & Associates, a private strategic consulting firm, since May 2003. From September 1999 until May 2003, he was President and Chief Executive Officer of Brazil American Auto Group, Inc., a Sao Paulo-based consolidator of South American automotive retailers. From 1997 to 1999, Mr. Rawl was a consultant to Chrysler Financial Corp. in connection with the development of a new structured financial product line. From 1994 to 1997, he was Executive Vice President and Chief Financial Officer of United Auto Group, Inc., a consolidator and operator of automobile dealerships and related businesses. From 1990 to 1994, Mr. Rawl was Executive Vice President of Hanlin Group, Inc., a chemical and PVC products manufacturer. Prior to that time, he had a 23-year tenure at Deloitte & Touche LLP, including 12 years as a partner. Mr. Rawl is a certified public accountant.

     Mr. Gibson has been a director of Quipp since October 2001. He has been President of Gibson Consulting, a private business consulting firm, since June 1999. Mr. Gibson was Senior Vice President, Human Resources, Quality Management and Information Technology of Harvard Pilgrim Health Care from April 1992 to June 1999. From October 1986 to April 1992, he served in various capacities for Motorola/Information Systems Group, the most recent of which was Vice President, Human Resources.

     Mr. Kady has been President and Chief Executive Officer and a director of Quipp since February 2002 and President of Quipp Systems, Inc. since March 2002. From January 2000 to January 2001, he served as President of GMP Metal Products, a manufacturer of engineered components. From May 1996 to May 1999, Mr. Kady was President and Chief Operating Officer of Shuttleworth, Inc., a global manufacturer of automated material handling equipment.

     Mr. Branca has been a director of Quipp since July 1991. He was President and Chief Executive Officer of Quipp from May 1995 to April 1998 and from August 2001 to February 2002. He also has been President of RMB Associates, a business consulting firm that he owns, since November 1989. Prior to November 1989, he was employed by Emhart Corporation, where he held numerous positions, the most recent of which was Corporate Vice President of Operations.

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Other Corporate Governance Documents

     Quipp’s Corporate Governance Guidelines, which include guidelines for determining director independence and other matters relating to Quipp’s corporate governance, is available on Quipp’s website. In addition, Quipp’s other corporate governance documents, including the Charter of the Audit Committee, the Charter of the Corporate Governance and Compensation Committee and Quipp’s Code of Conduct, are also available on Quipp’s website. Shareholders may access these documents on the Investor Information page of Quipp’s website at www.quipp.com/investors/investors.html.

Board Independence

     The Board of Directors has determined that each of Richard H. Campbell, Lawrence J. Gibson and Cristina H. Kepner is and, if he is elected, Arthur J. Rawl would be, an independent director within the meaning of the rules of the Nasdaq Stock Market, Inc. In addition, the Board has determined that each of the members of the two Board committees, which are expected to include Mr. Rawl as a member if he is elected, is also independent within the meaning of the rules of the Nasdaq Stock Market, Inc.

Board of Directors and Board Committees

     The Board of Directors held 11 meetings during 2003. It is the Board’s policy that directors should attend Quipp’s annual meeting of shareholders absent exceptional cause. All Board members attended the 2003 annual meeting.

     Quipp has an Audit Committee and a Corporate Governance and Compensation Committee. The Corporate Governance and Compensation Committee performs the functions typically performed by a corporate governance and nominating committee and a compensation committee.

Audit Committee

     The Audit Committee is currently comprised of Ms. Kepner (Chairman) and Messrs. Campbell and Gibson. The Audit Committee has sole authority to retain, compensate, terminate, oversee, and evaluate the independent auditors, and reviews and approves in advance all audit and non-audit services (other than prohibited non-audit services) performed by the independent auditors. In addition, the Audit Committee reviews and discusses with management and the independent auditors the annual audited financial statements and quarterly financial statements included in Quipp’s filings with the Securities and Exchange Commission; oversees Quipp’s compliance with legal and regulatory requirements; and meets separately with the independent auditors as often as deemed necessary or appropriate by the Committee. In this regard, the Audit Committee also reviews major issues regarding accounting principles and financial statement presentation, and periodically discusses with management the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures.

     The Charter of the Audit Committee is attached to this proxy statement as Appendix A.

     The Board of Directors has determined that Cristina H. Kepner is an “audit committee financial expert” as that term is defined in Securities and Exchange Commission regulations, and, therefore, Ms. Kepner qualifies as a financially sophisticated audit committee member as required by The Nasdaq Stock Market, Inc.’s Corporate Governance Rules.

     The Audit Committee met five times during 2003.

Corporate Governance and Compensation Committee

     The Corporate Governance and Compensation Committee (formerly, the Compensation and Nominating Committee) is currently comprised of Messrs. Gibson (Chairman) and Campbell, and Ms. Kepner. The Committee recommends to the Board of Directors nominees for election as directors, the responsibilities of Board committees, and each committee’s membership; oversees the annual evaluation of the Board and Board committees; reviews the adequacy of Quipp’s Corporate Governance Guidelines; and recommends other corporate governance-related matters for consideration by the Board. In addition, the Corporate Governance and Compensation Committee is responsible for developing and recommending to the Board compensation plans and programs for executive officers and annually reviewing the adequacy of the plans and programs; establishing compensation arrangements and incentive goals for executive officers and administering incentive and equity-based plans; reviewing the performance of executive officers, awarding incentive compensation and adjusting compensation arrangements as appropriate based on performance; reviewing and monitoring management development and succession plans; and periodically reviewing of the compensation of non-employee directors.

     The Corporate Governance and Compensation Committee met four times during 2003.

Consideration of Director Candidates

     The Corporate Governance and Compensation Committee considers candidates for Board membership. The Charter of the Corporate Governance and Compensation Committee requires that the Committee consider and recommend to the Board the appropriate size, function and needs of the Board, so that the Board as a whole collectively possesses a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of Quipp’s business. The Committee determines what types of backgrounds, skills, and attributes of Board members are needed to help strengthen and balance the Board, taking into account the qualities described above when recommending to the Board nominees for election as directors. The manner in which the Corporate Governance and Compensation Committee evaluates the potential directors will be the same for candidates recommended by shareholders as for candidates recommended by others. Shareholders can recommend candidates for nomination by writing to the Chairman of the Corporate Governance and Compensation Committee, c/o Quipp, Inc., 4800 N.W. 150th Street, Miami, FL 33014-6434. In order to enable consideration of the candidate in connection with our 2005 annual meeting of shareholders, a shareholder must submit the following information by December 28, 2004: (1) The name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission; (2) information about the relationship between the candidate and the recommending shareholder; (3) the consent of the candidate to service as a director; and (4) proof of the number of shares of the Company’s common stock that the recommending shareholder owns and the length of time the shares have been owned. In considering any candidate proposed by a shareholder, the Corporate Governance and Compensation Committee will reach a conclusion based on the criteria described above. The Corporate Governance and Compensation Committee may seek additional information regarding the candidate. After full consideration, the shareholder proponent will be notified of the decision of the committee.

     Arthur J. Rawl, a nominee for election as director, was first recommended as a candidate for nomination by Quipp’s outside counsel.

Communications with the Board

     Shareholders and other interested persons may communicate with the Board of Directors by writing to the Board at Board of Directors, c/o Quipp, Inc., 4800 N.W. 157th Street, Miami, FL 33014-6434 or, if the communication is to be directed solely to the independent members of the Board, at Independent Directors, c/o Quipp, Inc., 4800 N.W. 157th Street, Miami, FL 33014-6434. In addition, shareholders and other interested parties may contact Quipp’s Audit Committee to report complaints about Quipp’s accounting, internal accounting controls or auditing matters by writing to the Audit Committee, c/o Quipp, Inc., 4800 N.W. 157th Street, Miami, FL 33014-6434. Communications to the Board of Directors regarding accounting, internal accounting controls or auditing matters will be referred to the Audit Committee. Other concerns will be addressed as determined by the Board of Directors or, if applicable, the independent directors. You can report your concerns to the Board of Directors, the independent directors or the Audit Committee anonymously or confidentially.

Code of Conduct

     Quipp has a Code of Conduct applicable to all of its officers, other employees and directors. Among other things, the Code of Conduct is designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely, and understandable disclosures in periodic reports required to be filed by Quipp; and to promote compliance with applicable governmental laws, rules and regulations. The Code of Conduct provides for the prompt internal reporting of violations of the Code of Conduct to an appropriate person identified in the Code of Conduct and contains provisions regarding accountability for adherence to the Code of Conduct. We intend to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of our Code of Conduct by disclosing such matters in the Investor Relations section of our website.

Compensation of Directors

     Quipp currently pays each non-employee director an annual cash retainer of $6,000 ($8,000 for the Chairman of the Board and $7,000 for each Committee chair), a fee of $1,200 for attendance at each meeting of the Board of Directors ($600 for each meeting attended by teleconference) and a fee of $400 for each meeting of a Board committee ($200 for each meeting attended by teleconference). In the past, Quipp has granted an option to purchase 5,000 shares of its common stock to a new director, and it is anticipated that such a grant will be awarded to Mr. Rawl, if he is elected.

Compensation Committee Interlocks and Insider Participation

     Messrs. Branca and Kipp, who had previously served as officers of Quipp and Quipp Systems, Inc. (“Quipp Systems”), respectively, most recently until February 2002, were members of the Compensation and Nominating Committee until April 2002. Quipp Systems is a wholly-owned subsidiary of Quipp.

REPORT OF CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE ON
EXECUTIVE COMPENSATION

     The Corporate Governance and Compensation Committee follows two basic principles in setting the compensation for Quipp’s executive officers. First, annual compensation should, to a meaningful extent, reflect Quipp’s financial performance. Second, incentives should be provided that will tie long-term rewards for the executive officers to increases in shareholder value. The Committee attempts to effect this policy through three components of compensation: salary, bonuses and stock options.

     Salary determinations have not been based upon any specific criteria, but include consideration of the local and industry market. The Committee is confident that, as compared to most other public companies, the salaries paid to its executive officers are modest, but competitive with like size companies in the region. Based upon the Committee’s recognition of Mr. Kady’s achievements in connection with Quipp’s financial recovery, its improved order entry, the acquisition of USA Leader, and the development of the Packman packaging system, the Committee determined, in October 2003, to increase Mr. Kady’s salary by approximately 10 percent.

     Bonuses may be paid under the Quipp, Inc. Management Incentive Compensation Plan. Under that plan in 2003, bonuses were to be based upon a percentage of budgeted operating profit, resulting in an available pool of $75,000. However, due to a shortfall in operating profit, the maximum bonus pool was reduced to $55,000. In calculating operating profit for this purpose, adjustments were made to take into account additional expenses for the special meeting of shareholders held in 2003 and related matters, which were not anticipated at the time the 2003 operating budget was established. No adjustment was made for expenses related to the acquisition of USA Leader, even though the acquisition was not anticipated at the time the operating budget was prepared, because Quipp realized additional revenues and gross profit as a result of the acquisition.

     The Committee determined to pay bonuses totaling $41,900. While operating profit was the main factor in determining bonus awards in 2003, accomplishment of personal objectives was also considered, although no strict weighting of operating profit and personal objectives was made. Among the personal objectives considered for executives were sales increases, new product introductions, and improved project management. In the case of Mr. Kady, the Committee considered the factors described in connection with his salary determination as well as his leadership in effectively managing the Company’s cash resources.

     The stock option component of the executive officers’ compensation is designed to provide incentives for the enhancement of shareholder value, since the full benefit of stock option grants typically is not realized unless there has been appreciation in share value over several years. Executive officers, other than Mr. Kady, continue to hold options granted in 1997 and 1998. Since 1999, the only option grant to an executive officer was the grant to Mr. Kady of options to purchase 6,000 shares of Quipp common stock, which was made in accordance with Quipp’s offer of employment to Mr. Kady. Mr. Kady also received a restricted stock award of 1,000 shares of common stock, as specified in Quipp’s offer of employment to Mr. Kady. In February 2004, the Committee concluded that, in light of Mr. Kady’s accomplishments in maintaining Quipp’s favorable cash position through difficult economic times, his key role in new product development and acquisition, and his leadership in positioning Quipp to accommodate increased orders in an environment of industry recovery, increased incentives were appropriate. Therefore, the Committee granted an option to Mr. Kady to purchase 10,000 shares of Quipp common stock. The option vests in equal 25 percent increments on each of the first four anniversaries of the date of grant, and expires in 2011.

     Certain provisions of the Internal Revenue Code provide generally that a publicly-held corporation may not deduct compensation for its chief executive officer or each of other specified executive officers to the extent that such compensation exceeds $1 million for the executive. It is not expected that these provisions will adversely affect Quipp based on its current compensatory structure. In this regard, base salary and bonus levels are expected to remain well below the $1 million limitation in the foreseeable future. In addition, Quipp’s 1996 Equity Compensation Plan is designed to comply with regulations that preserve, to the extent otherwise available, the deductibility of income realized upon the exercise of stock options under the plan.

     Until the 2003 annual meeting of shareholders, Lawrence J. Gibson, Ralph M. Branca and Louis D. Kipp were the members of the Committee. Following the 2003 annual meeting of shareholders, the directors listed below served as members of the Committee.

Lawrence J. Gibson, Chairman
Richard H. Campbell
Cristina H. Kepner

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee selects Quipp’s independent accountants.

     In response to legal and regulatory initiatives, as well as new corporate governance rules adopted by The Nasdaq Stock Market, Inc., the Board has adopted a new charter for the Audit Committee. The charter is attached as Appendix A to this proxy statement.

     Management is responsible for Quipp’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Quipp’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on those consolidated financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that Quipp’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee).

     Quipp’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

     Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Quipp’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

Cristina H. Kepner, Chairman
Richard H. Campbell
Lawrence J. Gibson

FEES PAID TO AUDITORS

     The Audit Committee also considered whether the provision of services other than audit services by KPMG LLP is compatible with maintaining KPMG LLP’s independence.

     Fees for all services provided by KPMG LLP for 2003 and 2002 were as follows:

Audit Fees

     The aggregate fees billed for professional services rendered by KPMG LLP for the audit of Quipp’s annual consolidated financial statements and the reviews of Quipp’s consolidated financial statements included in Quipp’s quarterly reports on Form 10-Q for each of the past two years was $172,987 in 2003 and $117,400 in 2002.

Audit Related Fees

     There were no fees billed in 2003 or 2002 for assurance and related services rendered by KPMG LLP to Quipp in the past two years that were reasonably related to the performance of the audit or review of Quipp’s consolidated financial statements and were not reported under “Audit Fees” above.

Tax Fees

     There were no fees billed for professional services rendered by KPMG LLP during 2003 for tax compliance, tax advice and tax planning. Such fees were $24,300 in 2002.

All Other Fees

     There were no fees billed in 2003 or 2002 for products and services provided by KPMG LLP during the past two years, other than the services referred to above.

EXECUTIVE COMPENSATION

Compensation Summary

     The following table sets forth certain information regarding compensation paid during 2003 by Quipp to the Chief Executive Officer and Quipp’s three other executive officers.

SUMMARY COMPENSATION TABLE

						Long-term
						Compensation
		Annual Compensation				Awards
								All
					Other	Restricted	Securities	Other
Name and					Annual	Stock	Underlying	Compensation
Principal Position	Year	Salary		Bonus	Compensation	Awards	Options	($)(1)
Michael S. Kady(2)	2003	$172,288		$13,500	—	—	—	$2,585
President and	2002	$142,923		$8,000	$78,245 (3)	$14,777	$6,000	$1,036
Chief Executive
Officer

Christer A. Sjogren	2003	$115,400		$4,000	—	—	—	$4,195
Executive Vice	2002	$110,592		$3,360	—	—	—	$5,310
President of Quipp	2001	$110,200		—	—	—	—	$4,652
Systems, Inc.

David Switalski	2003	$108,923		$5,300	—	—	—	$4,154
Vice President –	2002	$103,731		$4,200	—	—	—	$5,187
Operations of
Quipp Systems,
Inc.

Angel Arrabal
Vice President –	2003	$152,369	(4)	—	—	—	—	$2.882
Sales of Quipp
Systems, Inc.

(1)	Constitutes amounts contributed by Quipp, for the benefit of the executive officer, to Quipp’s Employee Savings and Investment Plan.

(2)	Mr. Kady has been President and Chief Executive Officer of Quipp since February 2002.

(3)	Includes relocation and temporary living expense reimbursement of $72,470 paid to Mr. Kady in connection with his commencement of employment.

(4)	Includes $93,600 in sales commissions. Mr. Arrabal does not participate in Quipp’s Management Incentive Compensation Plan (reflected in the “Bonus” column).

     On February 16, 2004, Mr. Kady was granted a stock option to purchase 10,000 shares of Quipp common stock at an exercise price of $13.60 per share. The option vests as to 2,500 shares on each of the first four anniversaries of the date of grant and expires in 2011.

Stock Option Holdings

     The following table presents information about the number and value of options held at December 31, 2003 by the executive officers of Quipp who are named in the Summary Compensation Table. No options were exercised during 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION VALUES

	Number of Shares		Value of Unexercised
	Underlying Unexercised		In-the-Money Options
	Options at Fiscal Year-End		at Fiscal Year-End(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael S. Kady	2,000	4,000	$0	$0
Christer A. Sjogren	18,000	—	$0	$0
David Switalski	7,500	—	$0	$0
Angel Arrabal	5,635	—	$0	$0

(1)	Based upon $11.50 per share, which was the last sale price of Quipp’s common stock as reported by Nasdaq on December 31, 2003.

Change of Control Agreements

     In December 2000, Quipp entered into change of control agreements with several officers of Quipp Systems, including Messrs. Sjogren, Switalski and Arrabal, and in June 2002, Quipp entered into an identical agreement with Mr. Kady. Under each change of control agreement, if the executive officer is terminated for any reason other than “cause” (as defined in the agreement) or suffers a “constructive termination without cause” during the period commencing 90 days prior to a change of control and ending 12 months following the change of control, the executive officer will receive an amount equal to two times his base salary. In addition, for a period of 12 months following each termination or constructive termination, Quipp will reimburse the executive officer for the cost of COBRA health insurance continuation coverage under Quipp’s health plan and will continue to provide any automobile or automobile allowance made available to the executive officer prior to the change of control. Under the Agreement, a “change of control” is defined generally as meaning the acquisition by a person of securities having more than 20 percent of the voting power of the Company’s outstanding securities; a sale or other disposition of substantially all of the Company’s assets; any transaction in which the shareholders of the Company do not beneficially own at least 80 percent of the voting power of the surviving company in the election of directors; or a change in the composition of the board as a result of which incumbent board members constitute less than a majority of the board. The Board of Directors may determine, however, that one or more of these events do not constitute a change of control, provided that a majority of the Board consists of “incumbent board members” (as defined in the agreement). A “constructive termination without cause” means the executive officer’s resignation following a reduction in the officer’s compensation, a significant decrease in the officer’s duties and responsibilities, or assignment of duties and responsibilities that are materially and adversely inconsistent with the duties and responsibilities held by the officer on the date of the agreement, or the relocation of the officer out of the greater Miami, Florida area. In connection with the agreement, the executive officer agrees to certain confidentiality and non-competition provisions.

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO ELIMINATE
CLASSIFICATION OF THE BOARD OF DIRECTORS

     The Board of Directors is proposing that shareholders amend Article VI(2) of Quipp’s Articles of Incorporation, to eliminate classification of the Board of Directors so that each director will stand for reelection on an annual basis. Currently, the Board is divided into three classes serving staggered, three-year terms.

     The classified board structure was approved by Quipp’s shareholders in 1998. The Board of Directors believes that the classified board structure has provided certain advantages to Quipp, including the preservation of some degree of continuity of Board membership, which facilitates long-term planning and enhances the ability of the Board to implement business strategies. In addition, the classified board was intended to increase the commitment of members of the Board of Directors and can be deemed to protect shareholders against potentially coercive takeover tactics where a party attempts to acquire control on terms that do not offer the greatest value to all shareholders.

     On the other hand, some investors and others have expressed a view that a classified board structure reduces the accountability of directors. They argue that the election of directors is the primary means for shareholders to influence corporate governance policies and that a classified Board structure reduces the accountability of directors because shareholders are unable to evaluate and elect all directors on an annual basis. Moreover, investors and others argue that classified boards discourage takeover proposals and proxy contests that could have the effect of increasing shareholder value. As a result, a number of corporations have determined that principles of good corporate governance dictate that all directors of a corporation should be elected annually.

     The Board of Directors has also been influenced by the action of shareholders taken at Quipp’s special meeting of shareholders in 2003. At the special meeting, shareholders approved two shareholder proposals recommending, in effect, that the Board of Directors resolve to amend Quipp’s Articles of Incorporation and Bylaws to eliminate staggered terms for the Board of Directors. In response to the shareholder recommendation, Quipp announced that it would present the proposed amendment to shareholders at the annual meeting. After consideration of the advantages and disadvantages relating to a classified board, as well as the vote of shareholders at the special meeting, the Board has determined that it would be appropriate to have all directors elected by shareholders on an annual basis, and is therefore recommending approval of the proposed amendment.

     If the proposed amendment is approved, the text of Article IV(2) of Quipp’s Articles of Incorporation will read as follows:

ARTICLE IV

* * *

(2)	Th e term of each director shall be from the effective date of such director’s election until the next annual meeting of shareholders and upon the election and qualification of such director’s successor, subject to such director’s earlier death, resignation or removal.

The term of each director who is serving as a director on [date of filing of Certificate of Amendment] shall expire at the next annual meeting of shareholders after such date and upon the election and qualification of such director’s successor, subject, however, to such director’s earlier death, resignation or removal, notwithstanding that such director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders.

     If the amendment is approved, the Board of Directors will make corresponding changes to the Bylaws that similarly will provide for the election of all directors on an annual basis.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected KPMG LLP as the independent public accountants to examine the consolidated financial statements of Quipp for 2004. In accordance with Quipp’s past practice, this selection will be presented to the shareholders for ratification at the annual meeting. The firm of KPMG LLP or a predecessor firm has audited Quipp’s consolidated financial statements annually since 1983. If the shareholders do not ratify the appointment of KPMG LLP, the selection of independent public accountants may be reconsidered by the Audit Committee. A representative of KPMG LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions raised at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

FIVE YEAR PERFORMANCE COMPARISON

     The following line graph compares the yearly change in the cumulative total shareholder return on Quipp’s common stock for the past five fiscal years with the cumulative total return of the Nasdaq Market Index and the Dow Jones Factory Equipment Index (US), described more fully below (the “Factory Equipment Index”). The returns are indexed to a value of $100 at December 31, 1998. Dividend reinvestment has been assumed and, with respect to companies in the Factory Equipment Index, the returns of each such company have been weighted at each measurement point to reflect relative stock market capitalization.

	FY end	FY end	FY end	FY end	FY end	FY end
Index	1998	1999	2000	2001	2002	2003
Quipp, Inc.	$100.00	$126.32	$200.83	$108.95	$100.66	$90.78
Nasdaq Market Index	$100.00	$96.43	$87.55	$87.20	$75.05	$95.33
Factory Equipment Group	$100.00	$176.37	$110.86	$88.37	$61.64	$92.68

     The Factory Equipment Index is not a “published industry or line-of-business index” as that term is defined by Securities and Exchange Commission regulations. Accordingly, the Factory Equipment Index is considered a “peer index” and the identity of the issuers used in the index is as follows: Baldwin Technology Company, Inc. Class A, BNS Co. Class A, BTU International, Inc., Farrel Corporation, Flow International Corp., Gardner Denver, Inc., Hardinge Inc., Hurco Companies, Inc., K-Tron International, Inc., Kadant Inc., Key Technology, Inc., Metso Corporation, Milacron Inc., Nordson Corporation, Paragon Technologies, Inc., Paul Mueller Company, Presstek, Inc., Quipp, Inc., Regal-Beloit Corp., Riviera Tool Company, Selas Corporation of America and Trikon Technologies, Inc. Changes in the listed issuers from year to year reflect changes in the Factory Equipment Index.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Quipp’s officers and directors and beneficial owners of more than 10 percent of Quipp’s common stock to file reports of ownership of Quipp’s securities and changes in ownership with the Securities and Exchange Commission. Based on its review of Section 16(a) filings, Quipp believes that all filings required to be made during 2003 were made on a timely basis, except that Mr. Arrabal’s initial ownership report was filed one day after the applicable due date.

ADVANCE NOTICE PROCEDURES

     In accordance with Quipp’s bylaws, notice relating to nominations for director or proposed business to be considered at the 2005 annual meeting of shareholders must be given no earlier than November 28, 2004 nor later than December 28, 2004. The notice must meet certain other requirements set forth in the Bylaws. Shareholders may request a copy of the Bylaw provisions discussed above from the Secretary, c/o Quipp, Inc., 4800 N.W. 157 Street, Miami, FL 33014-6434. These requirements do not affect the procedures for submitting shareholder proposals for inclusion in the proxy statement, nor do they apply to questions a shareholder may wish to ask at the meeting.

SHAREHOLDER PROPOSALS

     Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. Any proposal that an eligible shareholder desires to have presented at the 2005 annual meeting of shareholders concerning a proper subject for inclusion in the proxy statement and for consideration at the annual meeting will be included in our proxy statement and related proxy card if we receive it no later than December 28, 2004.

April 27, 2004

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF QUIPP, INC.

I. Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Quipp, Inc. (the “Company”) is appointed by, and generally acts on behalf of, the Board. The Committee’s purposes are:

A.	To assist the Board in its oversight of (1) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and (2) the Company’s compliance with legal and regulatory requirements;

B.	To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

C.	To prepare the audit committee report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to determine that the Company’s financial statements are complete and accurate, prepared in accordance with generally accepted accounting principles (“GAAP”) or fairly present the financial condition, results of operations and cash flows of the Company in accordance with GAAP. These are the responsibilities of management, and the independent auditors are responsible for planning and carrying out proper audits and reviews of the Company’s financial statements. The Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with applicable auditing standards, or that the Company’s independent auditors are in fact “independent.”

     II. Membership

A.	The Committee shall be composed of at least three directors, each of whom must be independent. A director shall qualify as independent if the Board has affirmatively determined that the member has satisfied the basic independence criteria set forth in the Company’s Corporate Governance Guidelines. In addition, members of the Committee must also satisfy the following additional requirements in order to be independent:

1.	No Committee member or immediate family member of such Committee member may be an “affiliated person” of the Company or any of its subsidiaries, as that term is defined by the SEC;

2.	No Committee member shall accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Audit Committee and any other Board committee; and

3.	No Committee member shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company (exclusive of former subsidiaries that are no longer subsidiaries of the Company) during the past three years.

B.	All members of the Committee must be able to read and understand fundamental financial statements. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior official with financial oversight responsibilities. To the extent possible, such member of the Committee shall be an “audit committee financial expert” as that term is defined by the SEC.

C.	The members of the Committee shall be nominated by the Corporate Governance and Compensation Committee and appointed by a majority of the Board for one-year terms or until their successors are duly appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The Corporate Governance and Compensation Committee shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson.

D.	Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

     III. Meetings, Procedures and Funding

A.	The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than four times per year. A majority of the members of the Committee shall constitute a quorum.

B.	The Committee shall meet with the independent auditors and management in separate meetings, as often as it deems necessary and appropriate in its judgment.

C.	The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

D.	The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

E.	The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

F.	The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

G.	The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

H.	The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Committee as a whole.

I.	The Committee shall have the authority to obtain advice and assistance from internal and external legal, accounting and other advisors.

J.	The Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any legal, accounting or other advisors and to provide for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, in each case without requiring the Committee to seek Board approval.

IV. Duties and Responsibilities

A.	Financial Reporting Process

1.	The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K and the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q. The Committee shall review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analysis of the effects of alternative GAAP methods on the financial statements; the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the financial statements; the use of pro forma or non-GAAP financial information; and any correspondence with regulators or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements.

2.	The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

3.	The Committee shall review earnings press releases prior to their release.

4.	The Committee shall prepare the audit committee report required by the rules of the SEC to be included in the Company’s annual proxy statement.

B.	Risks and Control Environment

1.	The Committee shall discuss periodically with management the Company’s policies and guidelines regarding risk assessment and risk management, as well as the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures.

2.	The Committee shall review periodically the Company’s Code of Conduct.

3.	The Committee shall meet periodically with the senior personnel performing the compliance officer function under the Code of Conduct, the independent auditors and outside counsel to review the Company’s and compliance with applicable laws and regulations and the Company’s Code of Conduct.

4.	The Committee shall oversee the Company’s disclosure controls and procedures, including applicable internal control over financial reporting, as well as internal control over financial reporting relating to the authorization of transactions and the safeguarding and control of assets, and, where applicable, shall oversee the changes in internal control over financial reporting intended to address any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees that is reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on the effectiveness of the Company’s internal control over financial reporting and the independent auditors’ report on, and attestation of, such management’s report, to the extent those reports are required by SEC rules.

C.	Independent Auditors

1.	The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company’s independent auditors. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

2.	The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and non-audit services that are not prohibited and the fees for such services. Pre-approval of audit and non-audit services that are not prohibited may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such services, including through delegation of authority to a member of the Committee. Any service that is approved pursuant to a delegation of authority to a member of the Committee must be reported to the full Committee at its next scheduled meeting.

3.	Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact on staffing of applicable rotation requirements and other independence rules.

4.	The Committee shall, at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditors’ internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the auditing firm, and any steps taken to deal with any such issues.

5.	The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to, among other things, the Company’s critical accounting policies and practices, all alternative treatments within GAAP for policies and practices relating to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6.	The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, any disagreements with management, and any other matters required to be brought to the attention of the Committee under auditing standards (such as Statement on Auditing Standards No. 61). The Committee shall resolve any disagreements between the independent auditors and management.

7.	The Committee shall take appropriate action to oversee the independence of the independent auditors. In this regard, the Committee shall ensure its receipt from the independent auditors of a formal written statement, consistent with Independence Standard Board Standards No. 1, delineating all relationships between the independent auditors and the Company, and shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors.

8.	The Committee will conduct an annual evaluation of the independent auditors’ performance and independence. This evaluation also shall include the review and evaluation of the audit engagement team, including the lead audit partner. In making its evaluation, the Committee shall take into account the opinions of management. The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

9.	The Committee shall have the responsibility to set clear policies for the hiring by the Company of employees or former employees of the independent auditors. Specifically, the Company shall not hire as its Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer, or any person serving in an equivalent position, any partner, employee or former employee of the Company’s independent auditors who participated in any capacity in an audit of the Company during the one-year period preceding the date of initiation of the then-current audit.

D.	Evaluations and Reports

1.	The Committee shall annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting its review and assessment, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness and quality of the information and recommendations that the Committee presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

2.	The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company’s public reporting, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors and the effectiveness of the Company’s disclosure controls and procedures.

E.	Other Matters

1.	The Committee shall review any proposed related party transactions involving executive officers and directors.

2.	The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

3.	The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

4.	The Committee shall maintain free and open communication with the Board, management and the independent auditors.

5.	The Committee shall perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws and governing law as the Committee or the Board may deem necessary or appropriate.

(front)

QUIPP, INC.
Annual Meeting of Shareholders – May 25, 2004
This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints CRISTINA H KEPNER and MICHAEL S. KADY, with full power of substitution, proxies of the undersigned to represent the undersigned and to vote all shares of Common Stock of Quipp, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Quipp, Inc. to be held at the company offices at 4800 N.W. 157 Street, Miami, FL 33014-6434, at 10:00 A.M. Eastern Daylight Time on May 25, 2004 and any adjournment thereof, subject to the directions indicated on the reverse side.

     If no directions are given, the shares will be voted FOR the election of the listed nominees for director, FOR the proposal to approve an amendment to Quipp’s Articles of Incorporation to eliminate the classification of the Board of Directors, and FOR the proposal to ratify the appointment of KPMG LLP. This Proxy also delegates discretionary authority to vote with respect to any other matters that may properly come before the annual meeting or any adjournment or postponement thereof.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF QUIPP, INC.

     Note: THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

(reverse)

Annual Meeting of Shareholders of
QUIPP, INC.

May 25, 2004

Please date, sign and mail your
proxy card back in the envelope provided
as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1.	Election of Directors:		2.	Proposal to approve an amendment to Quipp’s	☐	☐	☐
Articles of Incorporation to eliminate the
		NOMINEES:		classification of the Board of Directors.
☐	FOR ALL NOMINEES
¡ Cristina H. Kepner
¡ Arthur J. Rawl
☐	WITHHOLD AUTHORITY		3.	Proposal to ratify the appointment of KPMG LLP as independent public accountants for 2004.	☐	☐	☐
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)
			4.	To vote on such other matters that may
properly come before the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at    ☐
right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the
account may not be submitted via this method

Signature of Shareholder                            Date                    , 2004            Signature of Shareholder                           Date                    , 2004.

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.